Vanguard LifeStrategy® Funds

Supplement to the Prospectus

Important Changes to the Vanguard LifeStrategy Funds

The board of trustees of the Vanguard LifeStrategy Funds has approved an increase in the international equity exposure and the international bond exposure of each Vanguard LifeStrategy Fund. This change will not affect a
Fund’s overall allocation to stocks and bonds. The Funds are expected to implement these changes in the coming months.

The Funds’ allocations to underlying funds will change as follows:

			Vanguard	Vanguard	Vanguard
		Vanguard	Total	Total Bond	Total
		Total Stock	International	Market II	International
		Market	Stock Index	Index	Bond
Vanguard Fund		Index Fund	Fund	Fund	Index Fund
LifeStrategy Income Fund	Before	14%	6%	64%	16%
	After	12%	8%	56%	24%
LifeStrategy Conservative	Before	28%	12%	48%	12%
Growth Fund	After	24%	16%	42%	18%
LifeStrategy Moderate	Before	42%	18%	32%	8%
Growth Fund	After	36%	24%	28%	12%
LifeStrategy Growth Fund	Before	56%	24%	16%	4%
	After	48%	32%	14%	6%

The expense ratios for the Funds are expected to remain unchanged.

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Vanguard Marketing Corporation, Distributor.				PS 88 022015